UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): April 19, 2016

SAEXPLORATION HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35471
(Commission file number)

27-4867100
(I.R.S. Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079

(Address of principal executive offices)(Zip Code)

(281) 258-4400
(Company's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS REPORT INCLUDES “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. THESE STATEMENTS CAN BE IDENTIFIED BY THE USE OF WORDS OR PHRASES SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS.

THESE FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS REGARDING THE EXPECTED FUTURE PERFORMANCE OF SAEXPLORATION HOLDINGS, INC. (THE “COMPANY”). THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. MOST OF THESE FACTORS ARE OUTSIDE THE COMPANY’S CONTROL AND DIFFICULT TO PREDICT. THESE RISKS AND CONTINGENCIES INCLUDE FLUCTUATIONS IN THE LEVELS OF EXPLORATION AND DEVELOPMENT ACTIVITY IN THE OIL AND GAS INDUSTRY, INTENSE INDUSTRY COMPETITION, A LIMITED NUMBER OF CUSTOMERS, NEED TO MANAGE RAPID GROWTH, DELAYS, REDUCTIONS OR CANCELLATIONS OF SERVICE CONTRACTS, OPERATIONAL DISRUPTIONS DUE TO SEASONALITY, WEATHER AND OTHER EXTERNAL FACTORS, CREW PRODUCTIVITY, THE AVAILABILITY OF CAPITAL RESOURCES, SUBSTANTIAL INTERNATIONAL BUSINESS EXPOSING THE COMPANY TO CURRENCY FLUCTUATIONS AND GLOBAL FACTORS INCLUDING ECONOMIC, POLITICAL AND MILITARY UNCERTAINTIES, THE NEED TO COMPLY WITH DIVERSE AND COMPLEX LAWS AND REGULATIONS, AND OTHER FACTORS SET FORTH IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING THE COMPANY AND ATTRIBUTABLE TO THE COMPANY OR ANY PERSON ACTING ON ITS BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. EXCEPT AS REQUIRED BY LAW, THE COMPANY DOES NOT UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN ITS EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 19, 2016, SAExploration Holdings, Inc. (the “Company”) received a deficiency notice from the NASDAQ Global Stock Market (“NASDAQ”) stating that, based on the closing bid price of the Company’s common stock for the last 30 consecutive business days, the Company is no longer in compliance with the minimum closing bid price of $1 per share required by NASDAQ Listing Rule 5450(a)(1). As provided in the NASDAQ rules, the Company has 180 calendar days, or until October 17, 2016, to regain compliance. To regain compliance, the minimum closing bid price of the Company’s common stock must be at least $1 per share for a minimum of ten consecutive business days at any time on or prior to October 17, 2016.
As disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 5, 2016, the Company previously received a deficiency notice from NASDAQ regarding its failure to meet the $15 million minimum market value of publicly held shares continued listing standard as required by NASDAQ Listing Rule 5450(b)(2)(C). The Company has until August 1, 2016 to regain compliance with this requirement.
The NASDAQ deficiency notices do not impact the Company’s listing on the NASDAQ Global Market at this time, and the Company’s common stock will continue to trade of the NASDAQ Global Market under the symbol “SAEX”. The notices also do not impact the Company’s obligation to file periodic reports and other reports with the Securities and Exchange Commission under applicable federal securities laws.
The Company has not yet determined what actions it will pursue to regain compliance with the NASDAQ continued listing requirements, but it intends to try to regain compliance with the requirements. There can be no assurance, however, that the Company will be able to do so.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2016	SAExploration Holdings, Inc.
	By:	/s/ Brent Whiteley
	Name:	Brent Whiteley
	Title:	Chief Financial Officer, General Counsel and Secretary

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